UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report

to Shareholders

Deutsche Global Macro Fund

(formerly Deutsche Global Equity Fund)

Contents

4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights

30	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
57	Account Management Resources

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Global Macro Fund

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. The fund may lend securities to approved institutions. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. See the prospectus for details.

Deutsche Global Macro Fund	3

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	Deutsche Global Macro Fund

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Process

Portfolio management constructs the fund’s portfolio using a combination of top-down macro views and bottom-up research along with risk management strategies. Based on the top-down macro views, the portfolio management team outlines a strategic allocation among asset classes for the portfolio which is a reflection of the team’s broad market view. The portfolio management team further takes into consideration news flows, market sentiment and technical factors and then decides on a targeted level of risk. Idea generation, allocation by regions and sectors as well as position sizing are important features of the strategic allocation process during which exposures to different asset classes are determined. Selection of investments is then made using bottom-up fundamental analysis. The portfolio management team evaluates the strategic allocations and fund investments on an ongoing basis from a risk/return perspective.

The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange traded funds (ETFs), and cash. There are no limits on asset class exposures, provided that risk parameters are met. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives or ETFs. The fund’s allocation to different global markets and to different investment instruments will vary depending on the overall economic cycle and assessment by portfolio management.

Currencies are considered an asset class in their own right by portfolio management and form an integral part of the strategic allocation and the investment selection process. Currencies are actively managed and portfolio management attempts to hedge against undesired currency risk. Portfolio management views currency as an important additional source of return potential. Active currency positions may be taken across developed and emerging market currencies to exploit under- and/or over-valued currencies and to benefit from currency fluctuations. Portfolio management also views currency management as a beneficial source of risk diversification. (Diversification cannot protect against loss.) Completely or partially applied currency hedges may also impact overall fund performance.

Deutsche Global Macro Fund	5

Deutsche Global Macro Fund, formerly Deutsche Global Equity Fund, returned 14.81% during the 12-month period ended October 31, 2017. The fund’s performance reflects the results of two strategies: the global equity portfolio that was in place prior to May 8, 2017, and the global macro strategy that was employed thereafter. As part of this shift, the benchmark changed from the MSCI All Country World Index to the Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. The former index returned 23.20% in the 12-month period; the latter returned 0.72%.

Financial assets performed very well in the past year, reflecting the positive backdrop of accelerating global growth, rising corporate earnings and the prospect of a lower corporate tax rate in the United States. These favorable developments were not accompanied by a meaningful increase in inflation, which allowed the U.S. Federal Reserve and other major central banks to take a gradual approach to tightening monetary policy.

“Our strategy is centered around the timely recognition of investment opportunities and the selection of the optimal means of exploiting them to generate a positive absolute return.”

This environment proved highly supportive for equities. U.S. stocks hit a series of record highs amid an unusually low degree of volatility, with faster-growing and higher-risk market segments generally leading the way. Overseas, both developed- and emerging-market stocks registered robust gains and outpaced the United States thanks to a weaker U.S. dollar and better-than-expected economic data. Bonds, while finishing behind the substantial gains for stocks, nonetheless posted positive performance. Although developed-market government issues and other rate-sensitive market segments lagged, the weakness was more than offset by healthy returns for credit-sensitive areas such as high-yield bonds and emerging-markets debt.

Fund Performance

In the interval from November 1, 2016 through May 5, 2017, the fund invested in global equities using a bottom-up stock selection process. The fund outpaced the 12.81% return of its previous benchmark, the MSCI All Country World Index, during this time. The fund’s sector allocations

6	Deutsche Global Macro Fund

contributed to performance, highlighted by an overweight in information technology and an underweight in energy. Stock selection also helped on results, with the fund’s strong showing in the technology, telecommunications and industrials sectors offsetting its weaker returns in materials and consumer discretionary.

Upon taking over the fund’s management duties in May, we shifted the portfolio to reflect our multi-asset strategy and emphasis on absolute returns. The foundation for our approach is our view that in an ever-changing investment environment that is increasingly driven by divergent factors across sectors, regions, currencies and asset classes, inefficiencies can emerge and shift rapidly. Our strategy is centered around recognizing these investment opportunities in a timely fashion, and then selecting the optimal means of exploiting them to generate a positive absolute return. The fund strives to have a core exposure to assets that can provide capital preservation and/or steady income, with a disciplined tactical component designed to capitalize on opportunities as they arise.

From May 8, 2017, onward, the fund achieved a positive total return through its mix of stock, bond and currency positions. On the equity side, our mix of investments in futures and the stocks of high-quality, global companies enabled the fund to participate in the rally in stocks during the summer and autumn. However, given the outperformance for the growth style, we lost some ground from our value orientation. Our fixed-income portfolio also generated positive absolute returns. We held a credit-oriented portfolio with a below-average duration (interest-rate sensitivity), which we saw as appropriate for a backdrop of strengthening economic growth and the trend of gradual monetary tightening around the globe.

While these aspects of our positioning aided performance, our currency positioning detracted. A long position in the euro was the primary reason for the shortfall. We held a positive view on the currency, but it in fact declined in value against the dollar. In the United States, the interest-rate outlook moderated as the anticipated fiscal stimulus expected to follow Donald Trump’s election victory failed to materialize fully. At the same time, growth in Europe started to pick up steam and investors began to factor in the possibility of tighter monetary policy by the European Central Bank. The fund remained short in the euro at the close of the period, based on our outlook for central bank policies in the United States and Europe.

Deutsche Global Macro Fund	7

Outlook and Positioning

At the close of the period, the fund was positioned defensively with an exposure to equities below our expected baseline. With stocks having performed so well in the past year, we think striving to minimize potential downside — rather than taking excessive risk on the expectation that above-average returns will continue — is the prudent course. Accordingly, we established a sizable short position in equity futures against our portfolio of individual stocks. We believe this approach can dampen downside risk and help us achieve a greater benefit from stock selection. This is an atypical positioning for us, and we would consider reducing or eliminating the short position if the broader equity market experienced a correction.

On the fixed-income side, we seek individual issues with a favorable trade-off of risk and return. This bottom-up approach often results a portfolio that is quite different from the traditional bond benchmarks. At the end of October, for example, the fund’s largest allocation in its bond portfolio was to Italian Treasuries maturing in 2020. We established this position on the belief that the spread between Italian Treasuries and German bonds would decrease. We also had a sizable allocation to iShares Floating Rate Bond ETF, which offers both credit exposure and the potential to benefit from rising rates. Emerging-markets debt, which we believe offer a compelling relative value, were heavily represented in the portfolio as well.

The value of a diversified and risk-managed strategy may not be fully evident when stock prices are surging. However, with U.S. equity valuations on the high end of the historical range and yield spreads in the fixed-income credit sectors close to multi-year lows, we believe we can add value through a broad-based approach that can capitalize on compelling investment ideas anywhere in the world financial markets.

8	Deutsche Global Macro Fund

Portfolio Management Team

Prior to May 8, 2017, the portfolio management team was as follows:

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

—	Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

—	Portfolio Manager for Global and US Growth Equities: New York.

—	MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

—	Joined Deutsche Asset Management in 2003.

—	Portfolio Manager — European Equities: New York.

—	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Effective May 8, 2017, the portfolio management team is as follows:

Henning Potstada, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

—	Joined Deutsche Asset Management in 2006.

—	Portfolio Manager for Multi Asset: Frankfurt.

—	MBA, University of Bayreuth, Germany.

Christoph-Arend Schmidt, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2017.

—	Joined Deutsche Asset Management in 2008.

—	Portfolio Manager for Multi Asset: Frankfurt.

—	MBA, University of Bayreuth, Germany.

Stefan Flasdick, Vice President

Portfolio Manager of the fund. Began managing the fund in 2017.

—	Joined Deutsche Asset Management in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank PrivateWealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank / Credit Lyonnais.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche Global Macro Fund	9

Terms to Know

The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 24 emerging market country indices. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Yield spread refers to differences between yields on differing debt instruments, calculated by subtracting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

The value of a long position rises when the value of the underlying investment rises. The value of a short position rises when the value of the underlying investment falls.

10	Deutsche Global Macro Fund

Performance Summary	October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	14.81%	8.37%	-0.04%
Adjusted for the Maximum Sales Charge (max 5.75% load)	8.21%	7.09%	-0.63%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.72%	0.24%	0.45%
MSCI All Country (AC) World Index††	23.20%	10.80%	3.70%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	13.90%	7.57%	-0.78%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	13.90%	7.57%	-0.78%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.72%	0.24%	0.45%
MSCI All Country (AC) World Index††	23.20%	10.80%	3.70%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	14.47%	8.12%	-0.24%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.72%	0.24%	0.45%
MSCI All Country (AC) World Index††	23.20%	10.80%	3.70%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	15.08%	8.55%	0.21%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.72%	0.24%	0.45%
MSCI All Country (AC) World Index††	23.20%	10.80%	3.70%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	15.17%	8.65%	0.30%
Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	0.72%	0.24%	0.45%
MSCI All Country (AC) World Index††	23.20%	10.80%	3.70%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Deutsche Global Macro Fund	11

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 2.32%, 3.01%, 2.63%, 2.11% and 1.90% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to May 8, 2017, this fund was known as Deutsche Global Equity Fund. The Fund’s investment objective, strategy and portfolio management team also changed on that date. All returns, rankings and ratings prior to May 8, 2017 were achieved with a different objective, strategy and portfolio management Please see the prospectus for details.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

††	The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 24 emerging market country indices.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/17	$9.92	$9.34	$9.57	$9.69	$9.72
10/31/16	$8.61	$8.17	$8.33	$8.39	$8.41

12	Deutsche Global Macro Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16
Common Stocks	45%	96%
Corporate Bonds	20%	—
Cash Equivalents	19%	4%
Sovereign Bonds	8%	—
Fixed Income Exchange-Traded Funds	6%	—
Convertible Bonds	1%	—
U.S. Treasury Obligations	1%	—
Preferred Stock	—	0%
Total	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Exchange Traded Funds, Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
United States	25%	55%
Germany	17%	7%
France	13%	—
Italy	12%	—
Netherlands	8%	1%
United Kingdom	7%	6%
Switzerland	4%	7%
Japan	4%	2%
Mexico	3%	1%
Spain	3%	—
Taiwan	2%	—
Other	2%	21%
Total	100%	100%

Sector Diversification (As a % of Common Stocks, Corporate Bonds and Convertible Bonds)	10/31/17	10/31/16
Financials	21%	13%
Materials	13%	7%
Telecommunication Services	13%	2%
Energy	12%	5%
Information Technology	12%	20%
Health Care	9%	23%
Consumer Staples	9%	12%
Consumer Discretionary	6%	9%
Industrials	3%	8%
Utilities	2%	—
Real Estate	—	1%
Total	100%	100%

Deutsche Global Macro Fund	13

Five Largest Equity Holdings at October 31, 2017 (9.6% of Net Assets)		Country	Percent
1	Evonik Industries AG	Germany	2.7%
	Manufactures specialty chemicals
2	Banco Santander SA	Spain	1.9%
	Provider of commercial banking services
3	Monsanto Co.	United States	1.7%
	Provider of agricultural products
4	Nestle SA	Switzerland	1.7%
	Multinational company that markets a wide range of food products
5	Deutsche Telekom AG	Germany	1.6%
	Offers fixed-line and mobile telephone and information technology services for businesses

Five Largest Fixed-Income Long-Term Securities at October 31, 2017 (14.6% of Net Assets)		Country	Percent
1	Republic of Italy	Italy	5.1%
	0.7%, 5/1/2020
2	Republic of Italy	Italy	2.9%
	4.5%, 2/1/2020
3	BNP Paribas SA	France	2.2%
	0.521%, 9/22/2022
4	HSBC Holdings PLC	United Kingdom	2.2%
	0.371%, 9/27/2022
5	The Goldman Sachs Group, Inc	United States	2.2%
	0.669%, 7/27/2021

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

14	Deutsche Global Macro Fund

Investment Portfolio	as of October 31, 2017

	Shares	Value ($)
Common Stocks 43.4%
Belgium 0.4%
bpost SA (Cost $80,359)	3,081	86,905

China 0.1%
Shenzhou International Group Holdings Ltd. (Cost $15,643)	2,000	17,074

France 6.1%
AXA SA	6,509	196,601
BNP Paribas SA	1,081	84,417
Danone SA	1,914	156,379
Essilor International SA	1,228	155,488
Ingenico Group SA	2,701	262,209
Sanofi	1,022	96,774
Societe Generale SA	1,827	101,727
TOTAL SA	2,226	124,125

(Cost $1,131,390)		1,177,720

Germany 12.1%
Allianz SE (Registered)	1,109	257,919
BASF SE	1,860	203,154
Bayer AG (Registered)	1,500	195,107
CTS Eventim AG & Co. KGaA	1,500	62,060
Daimler AG (Registered)	759	63,037
Deutsche Post AG (Registered)	5,361	245,669
Deutsche Telekom AG (Registered)	17,502	317,111
E.ON SE	17,810	210,826
Evonik Industries AG	14,248	520,314
SAP SE	2,188	249,038

(Cost $1,969,395)		2,324,235

Israel 0.2%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $70,684)	2,187	30,181

Italy 1.0%
Eni SpA	6,679	109,232
PRADA SpA	7,700	26,649
Unipol Gruppo SpA	11,047	49,851

(Cost $188,266)		185,732

Japan 2.7%
Murata Manufacturing Co., Ltd.	600	93,347
Nippon Telegraph & Telephone Corp.	2,400	115,520
Panasonic Corp.	10,900	163,013
Santen Pharmaceutical Co., Ltd.	6,800	107,587
Terumo Corp.	1,200	49,655

(Cost $485,393)		529,122

The accompanying notes are an integral part of the financial statements.

Deutsche Global Macro Fund	15

	Shares	Value ($)
Netherlands 1.9%
Koninklijke Ahold Delhaize NV	11,932	224,538
Royal Dutch Shell PLC “A”	4,376	137,451

(Cost $346,853)		361,989

Russia 0.3%
Gazprom PJSC (ADR) (Cost $58,762)	12,753	54,647

Singapore 0.4%
Singapore Exchange Ltd.	4,100	23,070
Singapore Telecommunications Ltd.	19,500	53,932

(Cost $74,130)		77,002

Spain 1.9%
Banco Santander SA (Cost $362,043)	54,695	370,992

Switzerland 3.3%
Nestle SA (Registered)	3,797	319,319
Novartis AG (Registered)	1,085	89,397
Roche Holding AG (Genusschein)	642	148,329
Zurich Insurance Group AG	243	74,168

(Cost $440,459)		631,213

Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $244,687)	36,000	290,058

United Kingdom 2.0%
Smith & Nephew PLC	3,179	59,997
Unilever NV (CVA)	3,673	213,518
Vodafone Group PLC	38,382	109,907

(Cost $352,623)		383,422

United States 9.5%
Alphabet, Inc. “A”*	163	168,385
Amazon.com, Inc.*	178	196,740
American Express Co.	1,787	170,694
American Water Works Co., Inc.	476	41,774
AT&T, Inc.	5,092	171,346
Celgene Corp.*	442	44,629
Cisco Systems, Inc.	2,755	94,083
CVS Health Corp.	1,336	91,556
Mastercard, Inc. “A”	1,535	228,362
McCormick & Co., Inc.	217	21,598
Mohawk Industries, Inc.*	130	34,029
Monsanto Co.	2,642	319,946
Pfizer, Inc.	2,993	104,934
The Mosaic Co.	4,132	92,309
Verizon Communications, Inc.	1,094	52,370

(Cost $1,639,723)		1,832,755
Total Common Stocks (Cost $7,460,410)		8,353,047

The accompanying notes are an integral part of the financial statements.

16	Deutsche Global Macro Fund

		Principal Amount ($) (a)	Value ($)
Bonds 29.1%
France 3.3%
BNP Paribas SA, REG S, 3-month EURIBOR + 0.850%, 0.521% **, 9/22/2022	EUR	357,000	426,572
SFR Group SA, REG S, 6.25%, 5/15/2024		200,000	209,500

(Cost $609,604)			636,072

Italy 8.0%
Republic of Italy:
0.7%, 5/1/2020		829,000	984,120
REG S, 4.5%, 2/1/2020		429,000	551,851

(Cost $1,433,185)			1,535,971

Mexico 2.1%
America Movil SAB de CV, REG S, Zero Coupon, 5/28/2020	EUR	100,000	115,368
Petroleos Mexicanos, REG S, 6.5%, 3/13/2027		263,000	287,196

(Cost $394,519)			402,564

Netherlands 3.6%
Petrobras Global Finance BV:
5.375%, 1/27/2021		330,000	346,913
8.375%, 5/23/2021		308,000	355,162

(Cost $679,920)			702,075

United Kingdom 3.2%
Anglo American Capital PLC, REG S, 1.75%, 4/3/2018	EUR	165,000	193,606
HSBC Holdings PLC, REG S, 3-month EURIBOR + 0.700%, 0.371%**, 9/27/2022	EUR	356,000	420,937

(Cost $580,698)			614,543

United States 8.9%
Arconic, Inc., 5.125%, 10/1/2024		277,000	297,285
T-Mobile U.S.A., Inc.:
6.0%, 3/1/2023		321,000	338,254
6.375%, 3/1/2025		250,000	270,000
The Goldman Sachs Group, Inc., REG S, 3-month EURIBOR + 1.000%, 0.669%**, 7/27/2021	EUR	352,000	419,755
Transocean, Inc., 6.5%, 11/15/2020 (b)		79,000	81,963
Twitter, Inc., 1.0%, 9/15/2021		96,000	88,500
U.S. Treasury Note, 1.125%, 2/28/2019		166,400	165,542
VeriSign, Inc., 5.25%, 4/1/2025		55,000	59,675

(Cost $1,688,380)			1,720,974
Total Bonds (Cost $5,386,306)			5,612,199

The accompanying notes are an integral part of the financial statements.

Deutsche Global Macro Fund	17

	Shares	Value ($)
Exchange-Traded Funds 5.2%
iShares Floating Rate Bond ETF	11,747	598,510
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	8,710	398,482
Total Exchange-Traded Funds (Cost $995,848)		996,992

Securities Lending Collateral 0.4%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.97% (c) (d) (Cost $70,850)	70,850	70,850

Cash Equivalents 18.4%
Deutsche Central Cash Management Government Fund, 1.08% (c) (Cost $3,545,282)	3,545,282	3,545,282

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $17,458,696)	96.5	18,578,370
Other Assets and Liabilities, Net	3.5	672,613

Net Assets	100.0	19,250,983

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $67,437, which is 0.4% of net assets.

(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

EURIBOR: Euro Interbank Offered Rate

PJSC: Public Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

18	Deutsche Global Macro Fund

At October 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Nikkei 225 Index	USD	12/7/2017	6	607,725	666,750	59,025

At October 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
DAX Index	EUR	12/15/2017	5	1,873,465	1,925,205	(51,740)
Euro-BTP Italian Government Bond	EUR	12/7/2017	3	474,205	487,804	(13,599)
Federal Republic of Germany Euro-Bund	EUR	12/7/2017	4	755,282	758,317	(3,035)
Hang Seng China Enterprises Index	HKD	11/29/2017	3	224,635	221,345	3,290
NASDAQ 100 E-Mini Index	USD	12/15/2017	2	244,264	249,990	(5,726)
S&P 500 E-Mini Index	USD	12/15/2017	19	2,384,928	2,444,065	(59,137)
U.S. Treasury Long Bond	USD	12/19/2017	4	621,157	609,875	11,282
Total net unrealized depreciation						(118,665)

As of October 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	10,773,749	USD	12,628,967	11/30/2017	58,378	Citigroup, Inc.
CHF	663,275	USD	666,825	11/30/2017	639	Citigroup, Inc.
Total unrealized appreciation					59,017

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	664,153	USD	772,867	11/30/2017	(2,053)	Citigroup, Inc.
JPY	27,021,658	USD	237,398	11/30/2017	(560)	Citigroup, Inc.
Total unrealized depreciation					(2,613)

Currency Abbreviations
CHF Swiss Franc
EUR Euro
HKD Hong Kong Dollar
JPY Japanese Yen
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Macro Fund	19

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$86,905	$—	$—	$86,905
China	17,074	—	—	17,074
France	1,177,720	—	—	1,177,720
Germany	—	2,324,235	—	2,324,235
Israel	30,181	—	—	30,181
Italy	185,732	—	—	185,732
Japan	529,122	—	—	529,122
Netherlands	361,989	—	—	361,989
Russia	54,647	—	—	54,647
Singapore	77,002	—	—	77,002
Spain	370,992	—	—	370,992
Switzerland	631,213	—	—	631,213
Taiwan	290,058	—	—	290,058
United Kingdom	383,422	—	—	383,422
United States	1,832,755	—	—	1,832,755
Bonds	—	5,612,199	—	5,612,199
Exchange-Traded Funds	996,992	—	—	996,992
Short-Term Investments (e)	3,616,132	—	—	3,616,132
Derivatives (f)
Futures Contracts	73,597	—	—	73,597
Forward Foreign Currency Contracts	—	59,017	—	59,017
Total	$10,715,533	$7,995,451	$—	$18,710,984

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(133,237)	$—	$—	$(133,237)
Forward Foreign Currency Contracts	—	(2,613)	—	(2,613)
Total	$(133,237)	$(2,613)	$—	$(135,850)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended October 31, 2017, the amount of the transfers between Level 2 and Level 1 was $453,883.

Transfers between price levels are recognized at the beginning of the reporting period.

(e)	See Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

20	Deutsche Global Macro Fund

Statement of Assets and Liabilities

as of October 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $13,842,564) — including $67,437 of securities loaned	$14,962,238
Investment in Deutsche Government & Agency Securities Portfolio (cost $70,850)*	70,850
Investment in Deutsche Central Cash Management Government Fund (cost $3,545,282)	3,545,282
Foreign currency, at value (cost $288,755)	288,408
Deposit with broker for futures contracts	249,642
Receivable for investments sold	165,721
Receivable for Fund shares sold	2,485
Dividends receivable	10,216
Interest receivable	45,167
Receivable for variation margin on futures contracts	3,633
Unrealized appreciation on forward foreign currency contracts	59,017
Foreign taxes recoverable	23,607
Due from Advisor	67,929
Other assets	20,739
Total assets	19,514,934

Liabilities
Cash overdraft	2,541
Payable upon return of securities loaned	70,850
Payable for investments purchased	75,836
Payable for Fund shares redeemed	3,950
Unrealized depreciation on forward foreign currency contracts	2,613
Accrued Directors’ fees	531
Other accrued expenses and payables	107,630
Total liabilities	263,951
Net assets, at value	$19,250,983

Net Assets Consist of
Net investment loss	(56,404)
Net unrealized appreciation (depreciation) on:
Investments	1,119,674
Futures	(59,640)
Foreign currency	(1,327)
Forward foreign currency contracts	56,404
Accumulated net realized gain (loss)	61,178
Paid-in capital	18,131,098
Net assets, at value	$19,250,983

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche Global Macro Fund	21

Statement of Assets and Liabilities as of October 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($9,968,497 ÷ 1,004,630 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$9.92
Maximum offering price per share (100 ÷ 94.25 of $9.92)	$10.53
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,295,619 ÷ 352,730 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$9.34
Class R
Net Asset Value, offering and redemption price per share ($606,385 ÷ 63,346 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$9.57
Class S
Net Asset Value, offering and redemption price per share ($3,773,846 ÷ 389,484 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$9.69
Institutional Class
Net Asset Value, offering and redemption price per share ($1,606,636 ÷ 165,358 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$9.72

The accompanying notes are an integral part of the financial statements.

22	Deutsche Global Macro Fund

Statement of Operations

for the year ended October 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $25,603)	$286,501
Interest	53,675
Income distributions — Deutsche Central Cash Management Government Fund	15,319
Securities lending income, net of borrower rebates	5,508
Total income	361,003
Expenses:
Management fee	128,857
Administration fee	19,328
Services to shareholders	43,448
Distribution and service fees	58,651
Custodian fee	29,037
Professional fees	98,461
Reports to shareholders	35,699
Registration fees	80,389
Directors’ fees and expenses	2,976
Other	21,548
Total expenses before expense reductions	518,394
Expense reductions	(274,869)
Total expenses after expense reductions	243,525
Net investment income (loss)	117,478

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,576,248
Futures	(92,795)
Forward foreign currency contracts	(474,906)
Foreign currency	17,949
Payment by affiliates (see Note G)	63,579
4,090,075
Change in net unrealized appreciation (depreciation) on:
Investments	(1,483,058)
Futures	(59,640)
Forward foreign currency contracts	56,404
Foreign currency	2,711
(1,483,583)
Net gain (loss)	2,606,492
Net increase (decrease) in net assets resulting from operations	$2,723,970

The accompanying notes are an integral part of the financial statements.

Deutsche Global Macro Fund	23

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$117,478	$(12,704)
Net realized gain (loss)	4,090,075	624,269
Change in net unrealized appreciation (depreciation)	(1,483,583)	(447,282)
Net increase (decrease) in net assets resulting from operations	2,723,970	164,283
Fund share transactions:
Proceeds from shares sold	3,000,340	3,796,947
Payments for shares redeemed	(5,897,321)	(13,930,666)
Redemption fees	2	6
Net increase (decrease) in net assets from Fund share transactions	(2,896,979)	(10,133,713)
Increase (decrease) in net assets	(173,009)	(9,969,430)
Net assets at beginning of period	19,423,992	29,393,422
Net assets at end of period (including net investment loss of $56,404 and $0, respectively)	$19,250,983	$19,423,992

The accompanying notes are an integral part of the financial statements.

24	Deutsche Global Macro Fund

Financial Highlights

	Years Ended October 31,
Class A	2017		2016		2015		2014		2013

Selected Per Share Data
Net asset value, beginning of period	$8.61		$8.49		$8.47		$8.24		$6.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.06		.00	*	.00	*	.01		.10
Net realized and unrealized gain (loss)	1.25		.12		.02		.35		1.40
Total from investment operations	1.31		.12		.02		.36		1.50
Less distributions from:
Net investment income	—		—		—		(.13)		(.16)
Redemption fees	.00	*	.00	*	—		.00	*	.00	*
Net asset value, end of period	$9.92		$8.61		$8.49		$8.47		$8.24
Total Return (%)[b,c]	15.21	[e]	1.41	[d]	.24		4.45		22.16

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		11		15		18		22
Ratio of expenses before expense reductions (%)	2.63		2.32		2.06		1.80		1.77
Ratio of expenses after expense reductions (%)	1.20		1.40		1.44		1.47		1.49
Ratio of net investment income (%)	.66		.02		.02		.17		1.34
Portfolio turnover rate (%)	121		42		88		70		124

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[e]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

Deutsche Global Macro Fund	25

	Years Ended October 31,
Class C	2017		2016		2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.17		$8.12		$8.16	$7.94	$6.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)		(.06)		(.06)	(.05)	.04
Net realized and unrealized gain (loss)	1.18		.11		.02	.34	1.37
Total from investment operations	1.17		.05		(.04)	.29	1.41
Less distributions from:
Net investment income	—		—		—	(.07)	(.11)
Redemption fees	.00	*	.00	*	—	.00 *	.00	*
Net asset value, end of period	$9.34		$8.17		$8.12	$8.16	$7.94
Total Return (%)[b,c]	14.32	[e]	.62	[d]	(.49)	3.65	21.39

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3		3	3	4
Ratio of expenses before expense reductions (%)	3.34		3.01		2.79	2.54	2.50
Ratio of expenses after expense reductions (%)	1.95		2.15		2.19	2.22	2.24
Ratio of net investment income (loss) (%)	(.10)		(.76)		(.73)	(.58)	.60
Portfolio turnover rate (%)	121		42		88	70	124

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[e]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

26	Deutsche Global Macro Fund

	Years Ended October 31,
Class R	2017		2016		2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.33		$8.24		$8.23	$8.01	$6.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.04		(.02)		(.02)	(.01)	.08
Net realized and unrealized gain (loss)	1.20		.11		.03	.34	1.37
Total from investment operations	1.24		.09		.01	.33	1.45
Less distributions from:
Net investment income	—		—		—	(.11)	(.14)
Redemption fees	.00	*	.00	*	—	.00 *	.00	*
Net asset value, end of period	$9.57		$8.33		$8.24	$8.23	$8.01
Total Return (%)[b]	14.89	[d]	1.09	[c]	.12	4.15	21.98

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		1	1	1
Ratio of expenses before expense reductions (%)	2.94		2.63		2.32	2.08	2.05
Ratio of expenses after expense reductions (%)	1.44		1.65		1.69	1.72	1.74
Ratio of net investment income (%)	.44		(.21)		(.20)	(.07)	1.05
Portfolio turnover rate (%)	121		42		88	70	124

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[d]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

Deutsche Global Macro Fund	27

	Years Ended October 31,
Class S	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$8.39		$8.26		$8.22	$8.00		$6.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.09		.02		.01	.02		.11
Net realized and unrealized gain (loss)	1.21		.11		.03	.34		1.36
Total from investment operations	1.30		.13		.04	.36		1.47
Less distributions from:
Net investment income	—		—		—	(.14)		(.18)
Redemption fees	.00	*	.00	*	—	.00	*	.00	*
Net asset value, end of period	$9.69		$8.39		$8.26	$8.22		$8.00
Total Return (%)[b]	15.49	[d]	1.57	[c]	.49	4.57		22.28

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3		4	11		13
Ratio of expenses before expense reductions (%)	2.41		2.11		1.79	1.58		1.52
Ratio of expenses after expense reductions (%)	.96		1.19		1.29	1.32		1.34
Ratio of net investment income (%)	.94		.22		.13	.31		1.48
Portfolio turnover rate (%)	121		42		88	70		124

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.
[d]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

28	Deutsche Global Macro Fund

	Years Ended October 31,
Institutional Class	2017		2016		2015	2014		2013

Selected Per Share Data
Net asset value, beginning of period	$8.41		$8.28		$8.23	$8.02		$6.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.08		.02		.02	.03		.11
Net realized and unrealized gain (loss)	1.23		.11		.03	.33		1.38
Total from investment operations	1.31		.13		.05	.36		1.49
Less distributions from:
Net investment income	—		—		—	(.15)		(.18)
Redemption fees	.00	*	.00	*	—	.00	*	.00	*
Net asset value, end of period	$9.72		$8.41		$8.28	$8.23		$8.02
Total Return (%)[b]	15.58	[d]	1.57	[c]	.61	4.54		22.65

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2		7	9		25
Ratio of expenses before expense reductions (%)	2.25		1.90		1.61	1.37		1.32
Ratio of expenses after expense reductions (%)	.94		1.15		1.19	1.22		1.24
Ratio of net investment income (%)	.93		.24		.27	.31		1.48
Portfolio turnover rate (%)	121		42		88	70		124

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[d]	The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

Deutsche Global Macro Fund	29

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Macro Fund (formerly Deutsche Global Equity Fund) (the “Fund”) is a diversified series of Deutsche International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

30	Deutsche Global Macro Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair

Deutsche Global Macro Fund	31

value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to

32	Deutsche Global Macro Fund

obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017 the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2017 the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017 the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial

Deutsche Global Macro Fund	33

statements. The Fund’s federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund’s components of distributable earnings (accumulated loss) on a tax basis were as follows:

Net unrealized appreciation (depreciation) on investments	$1,117,710

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $17,389,706. The net unrealized appreciation for all investments based on tax cost was $1,117,710. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $1,225,191 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $107,481.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

34	Deutsche Global Macro Fund

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2017, the Fund entered into futures as a substitute for direct investment in a particular asset class, for duration management, and for hedging purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2017, the investment in futures contracts purchased

Deutsche Global Macro Fund	35

had a total notional value generally indicative of a range from $0 to approximately $667,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $6,697,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $14,306,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $450,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$62,315	$—	$62,315
Interest Rate Contracts (a)	11,282	—	11,282
Foreign Exchange Contracts (b)	—	59,017	59,017
	$73,597	$59,017	$132,614

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

36	Deutsche Global Macro Fund

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (c)	$(116,603)	$—	$(116,603)
Interest Rate Contracts (c)	(16,634)	—	(16,634)
Foreign Exchange Contracts (d)	—	(2,613)	(2,613)
	$(133,237)	$(2,613)	$(135,850)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (e)	$(43,293)	$—	$(43,293)
Interest Rate Contracts (e)	(49,502)	—	(49,502)
Foreign Exchange Contracts (e)	—	(474,906)	(474,906)
	$(92,795)	$(474,906)	$(567,701)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from futures and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Futures Contracts	Forward Contracts	Total
Equity Contracts (f)	$(54,288)	$—	$(54,288)
Interest Rate Contracts (f)	(5,352)	—	(5,352)
Foreign Exchange Contracts (f)	—	56,404	56,404
	$(59,640)	$56,404	$(3,236)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on futures and forward foreign currency contracts, respectively

As of October 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions

Deutsche Global Macro Fund	37

with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$59,017	$(2,613)	$—	$56,404

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$2,613	$(2,613)	$—	$—

C. Purchases and Sales of Securities

During the year ended October 31, 2017 purchases and sales of investment securities (excluding short-term investments) aggregated $20,761,156 and $27,912,954, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective May 8, 2017, Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an affiliate of DIMA, was appointed to serve as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the Fund.

Prior to July 1, 2017, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the

38	Deutsche Global Macro Fund

Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Effective July 1, 2017 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.

Accordingly, for the year ended October 31, 2017 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.67% of the Fund’s average daily net assets.

For the period from November 1, 2016 to May 31, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.32%
Class C	2.07%
Class R	1.57%
Class S	1.07%
Institutional Class	1.07%

Effective June 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.02%
Class C	1.77%
Class R	1.27%
Class S	.82%
Institutional Class	.77%

Deutsche Global Macro Fund	39

For the year ended October 31, 2017 fees waived and/or expenses reimbursed for each class are as follows:

Class A	$146,915
Class C	43,822
Class R	8,945
Class S	54,122
Institutional Class	21,065
$274,869

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017 the Administration Fee was $19,328, of which $1,626 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2017 the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$10,399	$3,529
Class C	1,611	487
Class R	230	76
Class S	5,378	1,866
Institutional Class	577	182
	$18,195	$6,140

40	Deutsche Global Macro Fund

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended October 31, 2017 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$23,567	$2,074
Class R	1,496	127
	$25,063	$2,201

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$24,381	$6,156	.24%
Class C	7,717	1,998	.25%
Class R	1,490	550	.25%
	$33,588	$8,704

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended October 31, 2017 aggregated $440.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $19. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations

Deutsche Global Macro Fund	41

under “Reports to shareholders” aggregated $20,491, of which $6,698 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2017 the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $404.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

42	Deutsche Global Macro Fund

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	114,355	$1,073,466	130,696	$1,094,073
Class C	71,566	637,957	216,033	1,726,692
Class R	12,982	117,664	14,500	116,387
Class S	123,708	1,123,998	76,120	605,639
Institutional Class	5,052	47,255	30,973	254,156
		$3,000,340		$3,796,947

Shares redeemed
Class A	(353,846)	$(3,268,221)	(621,499)	$(5,216,171)
Class B	—	—	(5,885)*	(43,881)*
Class C	(106,858)	(945,512)	(191,083)	(1,458,750)
Class R	(15,310)	(142,589)	(48,682)	(393,793)
Class S	(136,559)	(1,253,007)	(135,977)	(1,092,814)
Institutional Class	(31,837)	(287,992)	(687,139)	(5,725,257)
		$(5,897,321)		$(13,930,666)

Redemption fees		$2		$6

Net increase (decrease)
Class A	(239,491)	$(2,194,753)	(490,803)	$(4,122,094)
Class B	—	—	(5,885)*	(43,881)*
Class C	(35,292)	(307,555)	24,950	267,943
Class R	(2,328)	(24,925)	(34,182)	(277,406)
Class S	(12,851)	(129,009)	(59,857)	(487,174)
Institutional Class	(26,785)	(240,737)	(656,166)	(5,471,101)
		$(2,896,979)		$(10,133,713)

*	For the period from November 1, 2015 to February 10, 2016 (see Note A).

G. Payment by Affiliates

During the year ended October 31, 2017, the Advisor agreed to reimburse the Fund $63,579 for commissions paid on trades executed by the Fund for portfolio rebalancing related to implementing the new investment strategy. The amount reimbursed was 0.33% of the Fund’s average net assets.

Deutsche Global Macro Fund	43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and Shareholders of the Deutsche Global Macro Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Global Macro Fund (formerly Deutsche Global Equity Fund) (the “Fund”) as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
December 21, 2017

44	Deutsche Global Macro Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Global Macro Fund	45

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,031.20	$1,027.50	$1,030.10	$1,033.00	$1,032.90
Expenses Paid per $1,000*	$5.48	$9.30	$6.75	$4.41	$4.20

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,019.81	$1,016.03	$1,018.55	$1,020.87	$1,021.07
Expenses Paid per $1,000*	$5.45	$9.25	$6.72	$4.38	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
Deutsche Global Macro Fund	1.07%	1.82%	1.32%	0.86%	0.82%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	Deutsche Global Macro Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche Global Macro Fund’s (formerly Deutsche Global Equity Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017. DIMA has also entered into a sub-advisory agreement with Deutsche Asset Management International GmbH (“DeAMI”), an affiliate of DIMA, that has an initial term through September 30, 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–The	Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term

Deutsche Global Macro Fund	47

relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DeAMI are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DeAMI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that DIMA and DeAMI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DeAMI. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being

48	Deutsche Global Macro Fund

the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA and DeAMI the factors contributing to such underperformance and actions being taken to improve performance. The Board noted the change in the Fund’s investment strategy and portfolio management team effective May 8, 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that DIMA pays a sub-advisory fee to DeAMI out of its fee. The Board noted that, effective July 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.60%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund (including the investment strategy change) and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

Deutsche Global Macro Fund	49

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAMI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board

50	Deutsche Global Macro Fund

considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Advisory Agreement Amendment

At a meeting held in July 2017, the Board of Directors, all members of which are Independent Directors, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect as of July 1, 2017.

In connection with its review of the amendment in July 2017, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. In addition, the Board considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

Deutsche Global Macro Fund	51

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—

52	Deutsche Global Macro Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—

Deutsche Global Macro Fund	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

54	Deutsche Global Macro Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

Deutsche Global Macro Fund	55

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728 -3337.

56	Deutsche Global Macro Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Global Macro Fund	57

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 806	25156G 608	25156G 509
Fund Number	499	799	2399	559

For shareholders of Class R
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	DBITX
CUSIP Number	25156G 707
Fund Number	1501

58	Deutsche Global Macro Fund

DGEF-2

(R-024957-8 12/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global macro Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$71,809	$0	$0	$1,500
2016	$69,981	$0	$0	$1,500

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$1,500	$0	$0	$1,500
2016	$1,500	$52,339	$0	$53,839

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Macro Fund, a series of Deutsche International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017